UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04864

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 7

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2011

Date of reporting period:	8/31/2011

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON VALUE FUND

ANNUAL REPORT • AUGUST 31, 2011

Fund Type

Large cap stock

Objective

Capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

October 14, 2011

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Value Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Jennison Value Fund

Prudential Jennison Value Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.04%; Class B, 1.74%; Class C, 1.74%; Class L, 1.24%; Class M, 1.74%; Class R, 1.49%; Class X, 1.74%; Class Z, 0.74%. Net operating expenses: Class A, 1.04%; Class B, 1.74%; Class C, 1.74%; Class L, 1.24%; Class M, 0.99%; Class R, 1.24%; Class X, 0.99%; Class Z, 0.74%, after contractual reduction through 12/31/2012 for Class R shares.

Cumulative Total Returns (Without Sales Charges) as of 8/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	14.48%	–2.76%	44.55%	—
Class B	13.67	–6.17	34.38	—
Class C	13.76	–6.18	34.37	—
Class L	14.23	N/A	N/A	–10.12% (3/16/07)
Class M	14.54	N/A	N/A	–10.22 (3/16/07)
Class R	14.30	–3.73	N/A	19.15 (6/3/05)
Class X	14.60	N/A	N/A	–9.20 (3/16/07)
Class Z	14.86	–1.35	48.45	—
Russell 1000® Value Index	14.37	–7.82	39.88	—
S&P 500 Index	18.48	3.98	30.51	—
Lipper Large-Cap Value Funds Avg.	13.56	–7.25	29.84	—
Lipper Multi-Cap Value Funds Avg.	15.53	–4.04	43.68	—

Average Annual Total Returns (With Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	–10.60%	–4.07%	2.94%	—
Class B	–10.75	–3.79	2.78	—
Class C	–6.99	–3.67	2.77	—
Class L	–10.95	N/A	N/A	–5.93% (3/16/07)
Class M	–10.97	N/A	N/A	–5.04 (3/16/07)
Class R	–5.52	–3.17	N/A	1.01 (6/3/05)
Class X	–10.96	N/A	N/A	–4.96 (3/16/07)
Class Z	–5.04	–2.69	3.81	—
Russell 1000® Value Index	–1.89	–3.53	3.36	—
S&P 500 Index	1.13	–1.18	2.82	—
Lipper Large-Cap Value Funds Avg.	–3.54	-3.57	2.54	—
Lipper Multi-Cap Value Funds Avg.	–3.88	–3.02	3.78	—

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Average Annual Total Returns (With Sales Charges) as of 8/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	8.19%	–1.68%	3.17%	—
Class B	8.67	–1.40	3.00	—
Class C	12.76	–1.27	3.00	—
Class L	7.66	N/A	N/A	–3.66% (3/16/07)
Class M	8.54	N/A	N/A	–2.73 (3/16/07)
Class R	14.30	–0.76	N/A	2.85 (6/3/05)
Class X	8.60	N/A	N/A	–2.64 (3/16/07)
Class Z	14.86	–0.27	4.03	—

Average Annual Total Returns (Without Sales Charges) as of 8/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	14.48%	–0.56%	3.75%	—
Class B	13.67	–1.27	3.00	—
Class C	13.76	–1.27	3.00	—
Class L	14.23	N/A	N/A	–2.37% (3/16/07)
Class M	14.54	N/A	N/A	–2.39 (3/16/07)
Class R	14.30	–0.76	N/A	2.85 (6/3/05)
Class X	14.60	N/A	N/A	–2.14 (3/16/07)
Class Z	14.86	–0.27	4.03	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Value Fund (Class A shares) with a similar investment in the Russell 1000 Value Index and the S&P 500 Index by portraying the initial account values at the

Prudential Jennison Value Fund	3

Your Fund’s Performance (continued)

beginning of the 10-year period for Class A shares (August 31, 2001) and the account values at the end of the current fiscal year (August 31, 2011) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 29, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes or an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years.

The average annual total returns take into account applicable sales charges. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively, and a 12b-1 fee of up to 0.30% and 0.50%, respectively, annually. Investors who purchase Class A or Class L shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Under certain limited circumstances, an exchange may be made from Class A or Class C shares to Class Z shares of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class M and Class X shares are not subject to a front-end sales charge, but are subject to a 12b-1 fee of 1% annually and a declining CDSC of 6%, 5%, 4%, 3%, 2%, 2%, and 1%, respectively, for the first seven years after purchase of Class M shares, and declining CDSC of 6%, 5%, 4%, 4%, 3%, 2%, 2%, and 1%, respectively, for the first eight years after purchase of Class X shares. Class M and Class X shares convert to Class A shares approximately eight and ten years, respectively, after purchase. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower.

Benchmark Definitions

Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. Russell 1000 Value Index Closest Month-End to Inception cumulative total returns as of 8/31/11 are –17.34% for Class L, Class M, and Class X; and 8.79% for Class R. Russell 1000 Value Index Closest Month-End to Inception average annual total returns as of 9/30/11 are –5.80% for Class L, Class M, and Class X; and 0.09% for Class R.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total returns as

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of 8/31/11 are –5.59% for Class L, Class M, and Class X; and 16.52% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns as of 9/30/11 are –2.86% for Class L, Class M, and Class X; and 1.27% for Class R.

Lipper Large-Cap Value Funds Average

The Lipper Large-Cap Value Funds Average (Lipper Average) represents returns based on average return of all funds in the Lipper Large-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a lower-than-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. Although Lipper classifies the Fund in the Lipper Multi-Cap Value Funds Category, the returns for the Lipper Large-Cap Value Funds Average are also shown, as we believe the Lipper Large-Cap Value Funds Average is more consistent with the management of the Fund. Lipper Large-Cap Value Funds Avg. Closest Month-End to Inception cumulative total returns as of 8/31/11 are –15.83% for Class L, Class M, and Class X; and 6.27% for Class R. Lipper Large-Cap Value Funds Avg. Closest Month-End to Inception average total returns as of 9/30/11 are –5.59% for Class L, Class M, and Class X; and –0.41% for Class R.

Lipper Multi-Cap Value Funds Average

The Lipper Multi-Cap Value Funds Average (Lipper Average) are Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. Lipper Multi-Cap Value Funds Avg. Closest Month-End to Inception cumulative total returns as of 8/31/11 are –13.07% for Class L, Class M, and Class X; and 10.59% for Class R. Lipper Multi-Cap Value Funds Avg. Closest Month-End to Inception average annual total returns as of 9/30/11 are –5.28% for Class L, Class M, and Class X; and 0.11% for Class R.

Investors cannot invest directly in an index or average. The returns for the Russell 1000 Value Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 8/31/11
Liberty Global, Inc. (Series C), Media	3.0%
CA, Inc., Software	2.8
Comcast Corp. (Class A Stock), Media	2.7
Viacom, Inc. (Class B Stock), Media	2.4
Flextronics International Ltd., Electronic Equipment & Instruments	2.4

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 8/31/11
Oil, Gas & Consumable Fuels	13.5%
Media	10.1
Pharmaceuticals	5.8
Food Products	5.4
Diversified Financial Services	4.9

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Value Fund	5

Strategy and Performance Overview

How did the Fund perform?

Prudential Jennison Value Fund’s Class A shares rose 14.48% in the 12-month reporting period that ended August 31, 2011, outperforming the 14.37% gain of the benchmark Russell 1000 Value Index (the Index), and the 13.56% gain of the Lipper Large-Cap Value Funds Average.1

•

Every sector in the Index advanced with the exception of financials, which posted a modest decline for the period. The largest gains were in the energy, health care, consumer discretionary, and materials sectors, each of which gained more than 20%.

•

Every sector in the Fund had positive returns, with the majority delivering double-digit gains. Performance was driven by the materials, consumer discretionary, information technology, and energy sectors.

•

The Fund outperformed the Index largely due to favorable security selection in the information technology sector. Stock selection and an underweight position in financials relative to the Index also added to the Fund’s relative gain. Prudent stock picking and an overweight position in the consumer discretionary sector was another positive.

•

Energy holdings provided the largest drag on the Fund’s results relative to the Index. In addition, the Fund’s poor security selection in the utilities and industrials sectors, as well as its underweight exposures to both sectors, detracted from its performance versus the Index.

How is the Fund managed?

Jennison Associates manages the Fund, which seeks capital appreciation by investing in companies that it believes are being valued at a discount to their true worth. Fundamental research helps determine worth, and also enables Jennison to exploit two major market anomalies—the information gap and time horizon gap.

Jennison’s detailed research delves into less well known corporate fundamentals. It concentrates on the often overlooked, longer-term operating dynamics of companies, seeking to identify stocks that are currently undervalued because they are temporarily performing below trend. Jennison looks for a stock’s potential catalysts and warning signs. Catalysts are characteristics that, when present, typically correlate with an increased likelihood of a positive, rapid change in the market’s expectations that lead to out-performance. Conversely, the warning signs are common characteristics that have been present in stocks that have disappointed.

[1]

Prudential Investments believes the Lipper Large-Cap Value Funds Average is a more appropriate peer group for the Fund than the Lipper Multi-Cap Value Funds Average, which is the Fund’s official peer group.

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What was the investment environment like for U.S. stocks?

The stock market rallied strongly in the first half of the reporting period, but gave up some of its gains in the second half.

•

Solid corporate earnings gains and continued spending—both corporate and personal—provided tailwinds that allowed the U.S. economy to continue expanding, although at a generally lackluster rate. Business production and housing measures were mixed and overall job growth remained anemic.

•

Strong commodity prices earlier in the period reflected continued demand in developing economies, which remained the primary drivers of global growth. However, raw materials, commodities, food, and energy prices grew more volatile as markets faced new challenges posed by a sovereign-debt crisis in Europe, political turmoil in the Middle East, and a devastating earthquake and tsunami in Japan. In China, the government applied the brakes on growth and attempted to ease resource constraints, which spurred commodity cost inflation, rising real estate prices, and tightening labor rates. Together, these factors drove stock prices lower in the second half of the period.

•

Stock prices were also pressured late in the period by the possibility that the U.S. government could default on its debt or see its credit rating downgraded. Leaders in Washington finally agreed on the August 2, 2011 deadline to raise the federal government’s borrowing limit to avoid default. Nevertheless, Standard & Poor’s still lowered for the first time the long-term debt rating of the United States to AA+ from AAA. Concerns that global economic growth was losing momentum also took a toll on stocks.

Which holdings made the largest positive contributions to the Fund’s return?

The leading contributor to the Fund’s return was energy holding Williams Companies. The Fund also derived considerable benefit from prudent security selection in the consumer discretionary sector.

•

Williams Companies operates four business segments: natural gas exploration and production, pipeline distribution, midstream, and energy trading. It has major natural gas properties in some of the most attractive basins in the United States in Jennison’s view, including the Rocky Mountains, which continue to show increased growth in reserves. Jennison is encouraged by the company’s acquisitions in the Marcellus Shale and Bakken Shale, as it believes the acquisitions occurred at attractive prices for the acreage and should increase reserve and production growth, resulting in higher earnings in the long term.

•	Shares of consumer discretionary holding Liberty Global climbed as the cable provider reported consecutive, solid quarterly results. Jennison believes that

Prudential Jennison Value Fund	7

Strategy and Performance Overview (continued)

Liberty Global has an advantageous position in Europe, with nearly every market it operates in experiencing acceleration in revenues. This trend should continue due to low digital penetration, increases in broadband services, and Liberty’s major data plant advantage over telecommunications companies. (See the Comments on Largest Holdings section for more information.)

•

Lear, another consumer discretionary holding, is a global tier I supplier in two stable auto markets: automotive seat systems and electrical distribution systems. During the fiscal year, Lear had its fifth consecutive quarter of improvement in earnings. Lear continues to win new business globally in both of its key products and continues to report positive cash flow. Jennison believes that Lear has one of the strongest balance sheets in the industry and raised both its free cash flow targets and full year guidance. In their opinion, a combination of a multi-year recovery in global light vehicle production and new business are key drivers of long-term revenue growth.

•

Viacom, another major contributor to the Fund’s return, beat consensus estimates for the ninth quarter in a row during its fiscal year. (See the Comments on Largest Holdings section for more information.) Improving ratings continued to drive strong growth in advertisements, which led to higher free cash flow.

•

IAC/InterActiveCorp was another holding that gained sharply. The Internet company has more than 50 brands serving consumer audiences across more than 30 countries. The firm operates in four business segments: Search, Match.com, ServiceMagic, and Media and Other Businesses. Jennison believes there is potential for material improvement in ServiceMagic because of the new chief executive officer, and it likes management’s commitment to giving cash back to shareholders via share buybacks. Even though the stock has rallied strongly, Jennison still believes it is attractively valued on the basis of free cash flow and enterprise value.

Which holdings detracted most from the Fund’s return?

Several of the Fund’s key detractors were from the financials sector.

•

Shares of financial holdings Morgan Stanley, Goldman Sachs, and Citigroup were pressured by investor concerns about slower economic growth, a lower investor appetite for risk, and the ever-changing regulatory environment of the financial services industry. Jennison continues to have conviction in these holdings due to company-specific strengths, as well as attractive valuations and prospects for share buybacks. It also expects these companies to resume more normal returns.

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•

Global automotive company General Motors (GM) develops, manufactures, and sells cars, trucks, and parts worldwide. In Jennison’s opinion, GM emerged from bankruptcy with one of the best balance sheets in the industry, significant capacity reductions, and, what’s likely to prove most important, a competitive cost structure. GM also maintains leading market positions in China, Brazil, and Russia, which are among the fastest growing auto markets in the world. Over the next two to three years, Jennison believes GM has the potential to double margins from last year’s level and, at current levels, the shares offer compelling value. Shares were weak during the fiscal year due to macro-economic pressures and supply disruptions from the earthquake in Japan.

•

Staples shares fell as it forecasted disappointing third-quarter earnings, primarily due to weak international performance. It also lowered its profit projections for 2011. Macro-driven factors, such as the gradual job recovery, weakening of the international retail segment against a doubling of rent costs and customer price sensitivity, seem to be driving the story more than long-term factors, such as the decline of paper, price competition, or rise of electronics. Jennison retains its conviction in the holding as it considers Staples’ valuation cheap and is encouraged by signs of improvement in the U.S. economy. Jennison also likes the company’s strong balance sheet and track record of capital management.

Were there significant changes to the portfolio?

The selection of individual securities based on company-specific fundamentals is the primary driver of the Fund’s sector allocation strategy. Over the 12-month period, Jennison reduced the Fund’s exposure to the utilities and health care sectors, and increased its holdings in the consumer discretionary, industrials, and materials sectors. Significant new positions were established in CVS Caremark, American Express, and National Grid. Positions were eliminated in other securities such as Sempra Energy, Entergy, and ConAgra Foods.

Prudential Jennison Value Fund	9

Comments on Largest Holdings

3.0%	Liberty Global, Inc., Media

Liberty Global provides video, broadband Internet, and telephony services primarily in Europe, Chile, and Australia. Over the past few years, the company has streamlined operations from a globally scattered collection of cable properties to a focused European cable player (80% of assets). It sold its Japanese business and purchased properties in Germany and Poland. The company plans to continue its strategy to acquire high-growth European cable assets, and its current liquidity should give it the flexibility to do so. Even with the recent stock price appreciation, Jennison believes the stock is trading at a significant discount to their estimate of private market value.

2.8%	CA, Inc., Software

Jennison believes CA Technologies (CA) has a much more sustainable business than investors realize. The company develops and markets information technology management software that operates on a variety of different hardware platforms and operating systems. Jennison believes CA’s stock price does not reflect the company’s potential earnings and ability to generate large amounts of free cash flow. Although Jennison believes CA has the right strategy, it may take a bit of time for the company to become widely recognized as a leader in virtualization and cloud computing. In the meantime, Jennison views CA’s stock as well positioned to appreciate when new business bookings improve because the shares are valued very attractively.

2.7%	Comcast Corp., Media

Comcast is a leading media, entertainment and communications company, operating in two divisions—cable systems and NBC Universal. Jennison believes that Comcast’s purchase of majority control of NBC Universal’s TV and film businesses early in 2011 from General Electric will be accretive to earnings, and they believe the stock will continue to outperform, given the company’s ability to generate large amounts of free cash flow, pricing power, growth prospects, and attractive valuation. Additionally, its cable network is a high quality asset in Jennison’s view, carries a low valuation relative to peers, and its capital structure should remain shareholder friendly.

2.4%	Viacom, Inc., Media

Viacom owns a stable of networks (MTV, Nickelodeon, and Comedy Central) as well as the Paramount film studio. Jennison believes Viacom has an enviable business model. Well over one third of company profits are recurring and have grown nearly 10% per year for the past five years, driven primarily by cable network revenues. Jennison also likes Viacom’s high free cash flow conversion, which is being used to repurchase company stock, and favorable potential for sharp improvement in the company’s already high margins. In Jennison’s opinion, Viacom stock, trading at a discount to peers as well as a large discount to its private market value, remains attractively valued. Key dynamics going forward include

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improvement/stabilization of ratings across networks (especially on MTV), cyclical recovery with advertising revenue, international adoption of digital broadcasting, emerging businesses, and movie segments.

2.4%	Flextronics International Ltd., Electronic Equipment & Instruments

Flextronics International’s margins should increase due to industry trends and company-specific improvements associated with its components businesses, according to Jennison. Furthermore, the company is the second largest electronics manufacturing services firm in the world and among the lowest-cost producers, primarily due to its dominant presence in newly industrialized nations such as China, Hungary, Mexico, and Poland.

Prudential Jennison Value Fund	11

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2011, at the beginning of the period, and held through the six-month period ended August 31, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs

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of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Value Fund		Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$890.10	1.06%	$5.05
	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

Class B	Actual	$1,000.00	$886.90	1.76%	$8.37
	Hypothetical	$1,000.00	$1,016.33	1.76%	$8.94

Class C	Actual	$1,000.00	$887.50	1.76%	$8.37
	Hypothetical	$1,000.00	$1,016.33	1.76%	$8.94

Class L	Actual	$1,000.00	$889.20	1.26%	$6.00
	Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41

Class M	Actual	$1,000.00	$890.70	1.01%	$4.81
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

Class R	Actual	$1,000.00	$889.90	1.26%	$6.00
	Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41

Class X	Actual	$1,000.00	$890.30	1.01%	$4.81
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

Class Z	Actual	$1,000.00	$892.10	0.76%	$3.62
	Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2011, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Value Fund	13

Portfolio of Investments

as of August 31, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.4%
COMMON STOCKS

Aerospace & Defense 3.0%
221,294	Northrop Grumman Corp.	$12,087,078
278,078	Raytheon Co.	12,021,312
62,114	United Technologies Corp.	4,611,965

		28,720,355

Airlines 1.3%
693,162	United Continental Holdings, Inc.(a)(b)	12,885,882

Auto Components 2.2%
447,907	Lear Corp.	21,400,996

Automobiles 1.5%
594,718	General Motors Co.(a)(b)	14,291,074

Capital Markets 4.7%
424,157	Bank of New York Mellon Corp. (The)	8,767,325
148,081	Goldman Sachs Group, Inc. (The)	17,209,974
188,850	Lazard Ltd. (Class A Stock)	5,508,755
806,728	Morgan Stanley	14,117,740

		45,603,794

Chemicals 1.3%
172,355	Mosaic Co. (The)	12,259,611

Commercial Banks 3.5%
240,126	PNC Financial Services Group, Inc.	12,039,918
824,986	Wells Fargo & Co.	21,532,134

		33,572,052

Commercial Services & Supplies 1.0%
283,867	Waste Management, Inc.(a)	9,378,966

Computers & Peripherals 1.5%
1,004,365	Dell, Inc.(a)(b)	14,929,886

Consumer Finance 3.1%
320,393	American Express Co.	15,926,736
999,205	SLM Corp.	13,719,085

		29,645,821

See Notes to Financial Statements.

Prudential Jennison Value Fund	15

Portfolio of Investments

as of August 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Financial Services 4.9%
504,353	Citigroup, Inc.	$15,660,160
578,278	JPMorgan Chase & Co.	21,720,122
304,296	Moody’s Corp.(a)	9,381,446

		46,761,728

Electronic Equipment & Instruments 2.3%
3,927,583	Flextronics International Ltd.(b)	22,583,602

Food & Staples Retailing 3.1%
470,603	CVS Caremark Corp.	16,899,354
237,260	Wal-Mart Stores, Inc.	12,624,604

		29,523,958

Food Products 5.4%
266,925	Bunge Ltd.	17,272,717
271,207	Kraft Foods, Inc. (Class A Stock)	9,497,669
709,651	Smithfield Foods, Inc.(b)	15,555,550
529,281	Tyson Foods, Inc. (Class A Stock)	9,246,539

		51,572,475

Healthcare Providers & Services 1.2%
244,187	CIGNA Corp.	11,413,300

Hotels, Restaurants & Leisure 1.5%
934,265	International Game Technology	14,256,884

Independent Power Producers & Energy Traders 1.6%
1,043,155	Calpine Corp.(a)(b)	15,365,673

Insurance 4.3%
317,511	Arch Capital Group Ltd.(a)(b)	10,693,771
322,799	Axis Capital Holdings Ltd.	9,251,419
347,723	MetLife, Inc.	11,683,493
199,727	Travelers Cos., Inc. (The)	10,078,224

		41,706,907

Internet Software & Services 3.0%
28,598	Google, Inc. (Class A Stock)(b)	15,470,374
338,699	IAC/InterActiveCorp(a)(b)	13,388,772

		28,859,146

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Machinery 1.4%
397,769	Ingersoll-Rand PLC(a)	$13,329,239

Media 10.1%
1,209,783	Comcast Corp. (Class A Stock)	26,022,432
750,285	Liberty Global, Inc. (Series C)(b)	28,953,498
667,660	News Corp. (Class A Stock)(a)	11,530,488
109,522	Time Warner Cable, Inc.	7,173,691
483,936	Viacom, Inc. (Class B Stock)	23,345,073

		97,025,182

Metals & Mining 3.2%
218,817	Goldcorp, Inc.	11,360,978
307,006	Newmont Mining Corp.	19,224,716

		30,585,694

Multi-Utilities 1.6%
310,654	National Grid PLC (United Kingdom), ADR	15,756,371

Oil, Gas & Consumable Fuels 13.5%
227,029	Anadarko Petroleum Corp.	16,743,389
91,136	Apache Corp.	9,393,388
203,473	Hess Corp.	12,074,088
433,312	Marathon Oil Corp.	11,664,759
313,281	Marathon Petroleum Corp.	11,610,194
216,011	Murphy Oil Corp.	11,573,869
208,040	Noble Energy, Inc.	18,382,414
194,830	Occidental Petroleum Corp.	16,899,554
274,987	Southwestern Energy Co.(b)	10,435,757
327,838	Suncor Energy, Inc.	10,458,032

		129,235,444

Pharmaceuticals 5.8%
1,079,849	Mylan, Inc.(b)	22,417,665
716,947	Pfizer, Inc.	13,607,654
284,289	Sanofi (France), ADR(a)	10,396,449
214,104	Teva Pharmaceutical Industries Ltd. (Israel), ADR	8,855,341

		55,277,109

Road & Rail 1.2%
523,428	CSX Corp.	11,484,010

See Notes to Financial Statements.

Prudential Jennison Value Fund	17

Portfolio of Investments

as of August 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 1.1%
798,690	Marvell Technology Group Ltd.(b)	$10,502,774

Software 4.2%
1,258,575	CA, Inc.	26,417,489
837,387	Symantec Corp.(b)	14,361,187

		40,778,676

Specialty Retail 1.5%
954,482	Staples, Inc.(a)	14,069,065

Wireless Telecommunication Services 3.4%
1,840,008	MetroPCS Communications, Inc.(b)	20,534,489
307,088	NII Holdings, Inc.(b)	11,832,101

		32,366,590

	TOTAL LONG-TERM INVESTMENTS (cost $848,892,899)	935,142,264

SHORT-TERM INVESTMENT 12.6%

AFFILIATED MONEY MARKET MUTUAL FUND
120,884,705	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $120,884,705; includes $100,163,052 of cash collateral received for securities on loan) (Note 3)(c)(d)	120,884,705

	TOTAL INVESTMENTS 110.0% (cost $969,777,604; Note 5)	1,056,026,969
	Liabilities in excess of other assets (10.0%)	(96,358,880)

	NET ASSETS 100.0%	$959,668,089

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $97,932,034; cash collateral of $100,163,052 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Non-income producing security.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$935,142,264	$—	$—
Affiliated Money Market Mutual Fund	120,884,705	—	—

Total	$1,056,026,969	$—	$—

See Notes to Financial Statements.

Prudential Jennison Value Fund	19

Portfolio of Investments

as of August 31, 2011 continued

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2011 were as follows:

Oil, Gas & Consumable Fuels	13.5%
Affiliated Money Market Mutual Fund (including 10.4% of collateral received for securities on loan)	12.6
Media	10.1
Pharmaceuticals	5.8
Food Products	5.4
Diversified Financial Services	4.9
Capital Markets	4.7
Insurance	4.3
Software	4.2
Commercial Banks	3.5
Wireless Telecommunication Services	3.4
Metals & Mining	3.2
Consumer Finance	3.1
Food & Staples Retailing	3.1
Aerospace & Defense	3.0
Internet Software & Services	3.0
Electronic Equipment & Instruments	2.3
Auto Components	2.2

Independent Power Producers & Energy Traders	1.6%
Multi-Utilities	1.6
Automobiles	1.5
Computers & Peripherals	1.5
Hotels, Restaurants & Leisure	1.5
Specialty Retail	1.5
Machinery	1.4
Airlines	1.3
Chemicals	1.3
Healthcare Providers & Services	1.2
Road & Rail	1.2
Semiconductors & Semiconductor Equipment	1.1
Commercial Services & Supplies	1.0

110.0
Liabilities in excess of other assets	(10.0)

100.0%

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Financial Statements

AUGUST 31, 2011	ANNUAL REPORT

Prudential Jennison Value Fund

Statement of Assets and Liabilities

as of August 31, 2011

Assets
Investments at value, including securities on loan of $97,932,034:
Unaffiliated Investments (cost $848,892,899)	$935,142,264
Affiliated Investments (cost $120,884,705)	120,884,705
Foreign currency, at value (cost $7)	7
Receivable for Fund shares sold	3,627,444
Receivable for investments sold	1,961,143
Dividends receivable	1,188,044
Prepaid expenses	20,880

Total assets	1,062,824,487

Liabilities
Payable to broker for collateral for securities on loan	100,163,052
Payable for Fund shares reacquired	1,615,835
Management fee payable	438,579
Payable for investments purchased	347,873
Accrued expenses	303,887
Distribution fee payable	177,967
Affiliated transfer agent fee payable	107,289
Deferred trustees’ fees	1,916

Total liabilities	103,156,398

Net Assets	$959,668,089

Net assets were comprised of:
Shares of beneficial interest, at par	$684,997
Paid-in capital in excess of par	1,030,829,309

1,031,514,306
Undistributed net investment income	3,576,765
Accumulated net realized loss on investment and foreign currency transactions	(161,675,605)
Net unrealized appreciation on investments and foreign currencies	86,252,623

Net assets, August 31, 2011	$959,668,089

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($541,304,497 ÷ 38,630,097 shares of beneficial interest issued and outstanding)	$14.01
Maximum sales charge (5.50% of offering price)	0.82

Maximum offering price to public	$14.83

Class B
Net asset value, offering price and redemption price per share ($18,492,544 ÷ 1,347,802 shares of beneficial interest issued and outstanding)	$13.72

Class C
Net asset value, offering price and redemption price per share ($28,355,144 ÷ 2,067,260 shares of beneficial interest issued and outstanding)	$13.72

Class L
Net asset value and redemption price per share ($1,325,707 ÷ 94,941 shares of beneficial interest issued and outstanding)	$13.96
Maximum sales charge (5.75% of offering price)	0.85

Maximum offering price to public	$14.81

Class M
Net asset value, offering price and redemption price per share ($322,409 ÷ 23,143 shares of beneficial interest issued and outstanding)	$13.93

Class R
Net asset value, offering price and redemption price per share ($10,446,253 ÷ 747,488 shares of beneficial interest issued and outstanding)	$13.98

Class X
Net asset value, offering price and redemption price per share ($314,453 ÷ 22,522 shares of beneficial interest issued and outstanding)	$13.96

Class Z
Net asset value, offering price and redemption price per share ($359,107,082 ÷ 25,566,460 shares of beneficial interest issued and outstanding)	$14.05

See Notes to Financial Statements.

Prudential Jennison Value Fund	23

Statement of Operations

Year Ended August 31, 2011

Net Investment Income
Income
Unaffiliated dividends (net of foreign withholding taxes of $9,066)	$14,822,884
Affiliated income from securities loaned, net	94,474
Affiliated dividend income	57,736

Total income	14,975,094

Expenses
Management fee	5,916,880
Distribution fee—Class A	1,842,853
Distribution fee—Class B	235,344
Distribution fee—Class C	320,386
Distribution fee—Class L	7,645
Distribution fee—Class M	2,109
Distribution fee—Class R	57,305
Distribution fee—Class X	1,262
Transfer agent’s fees and expenses (including affiliated expense of $577,300) (Note 3)	1,590,000
Custodian’s fees and expenses	158,000
Registration fees	142,000
Reports to shareholders	134,000
Trustees’ fees	39,000
Legal fees and expenses	35,000
Insurance	24,000
Audit fee	22,000
Loan interest expense (Note 7)	467
Miscellaneous	18,897

Total expenses	10,547,148

Net investment income	4,427,946

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain on:
Investment transactions	84,043,242
Foreign currency transactions	741

84,043,983

Net change in unrealized appreciation (depreciation) on investments	60,748,536

Net gain on investment and foreign currency transactions	144,792,519

Net Increase In Net Assets Resulting From Operations	$149,220,465

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income	$4,427,946	$3,830,759
Net realized gain on investment and foreign currency transactions	84,043,983	35,460,903
Net change in unrealized appreciation (depreciation) on investments	60,748,536	(5,072,940)

Net increase in net assets resulting from operations	149,220,465	34,218,722

Dividends from net investment income (Note 1)
Class A	(1,587,311)	(1,720,099)
Class B	—	(253)
Class C	—	(272)
Class L	(1,180)	(2,137)
Class M	(3,495)	(5,068)
Class R	(8,115)	(7,751)
Class X	(1,680)	(3,352)
Class Z	(2,399,277)	(1,340,154)

	(4,001,058)	(3,079,086)

Capital Contributions (Note 2)
Class M	216	1,912
Class X	92	398

	308	2,310

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	260,285,085	423,060,582
Net asset value of shares issued in reinvestment of dividends	2,207,691	2,133,448
Cost of shares reacquired	(360,051,333)	(266,942,821)

Net increase (decrease) in net assets from Fund share transactions	(97,558,557)	158,251,209

Total increase	47,661,158	189,393,155

Net Assets
Beginning of year	912,006,931	722,613,776

End of year(a)	$959,668,089	$912,006,931

(a) Includes undistributed net investment income of:	$3,576,765	$3,239,926

See Notes to Financial Statements.

Prudential Jennison Value Fund	25

Notes to Financial Statements

Prudential Investment Portfolios 7 (the “Portfolios”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, open-end, management investment company and currently consists of Prudential Jennison Value Fund (the “Fund”). The investment objective of the Fund is capital appreciation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the Subadvisor(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable

26	Visit our website at www.prudentialfunds.com

securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency

Prudential Jennison Value Fund	27

Notes to Financial Statements

continued

transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements under the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned.

Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

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Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60% of the Fund’s average daily net assets up to $500 million, .50% of the next $500 million, .475% of the next $500 million and .45% of the average daily net assets in excess of $1.5 billion. The effective management fee rate was .54% of the Fund’s average daily net assets for the year ended August 31, 2011.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M, Class R and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M, R and X Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund. Pursuant to the Class A, B, C, L, M, R and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1%, .50%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively. For the year ended August 31, 2011, PIMS contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares.

Management has received the maximum allowable amount of sales charges for Class M and Class X shares in accordance with regulatory limits. As such, any contingent deferred sales charges received by the manager are contributed back into

Prudential Jennison Value Fund	29

Notes to Financial Statements

continued

the Fund and included in the Statement of Changes and Financial Highlights as a contribution to capital.

PIMS has advised the Fund that it has received $114,205 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2011. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2011, it received $44, $41,657 and $5,230 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended August 31, 2011, PIM has been compensated approximately $28,200 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2011 were $594,239,918 and $686,645,402, respectively.

30	Visit our website at www.prudentialfunds.com

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended August 31, 2011, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment and foreign currency transactions by $90,049 due to the reclassification of net foreign currency gains, investments in partnership and other book to tax differences. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended August 31, 2011 and the year ended August 31, 2010, the tax character of dividends paid by the Fund were $4,001,058 and $3,079,086 of ordinary income, respectively.

As of August 31, 2011, the accumulated undistributed earnings on tax basis consisted of $3,504,079 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$976,826,539	$136,670,924	$(57,470,494)	$79,200,430

The difference between book basis and tax basis was primarily attributable to the differences in the treatment of losses on wash sales, investments in partnership and other tax adjustment.

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2011 of approximately $154,513,000, of which $47,190,000 expires in 2017 and $107,323,000 expires in 2018. The Fund utilized approximately $72,738,000 of its capital loss carryforward to offset net taxable gains realized in the year ended August 31, 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such

Prudential Jennison Value Fund	31

Notes to Financial Statements

continued

carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 5.50% and 5.75%, respectively. All investors who purchase Class A or Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class M and Class X shares are sold with a contingent deferred sales charge which declines from 6% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years after purchase. In addition, under certain limited circumstances, an exchange may be made from Class A or Class C shares to Class Z shares of the Fund. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset

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value. Class L shares are closed to most new purchases (with the exception of reinvested dividends). Class M and Class X shares are closed to new initial purchases. Class L, Class M and Class X shares are only available through exchanges from the same class of shares of certain other funds.

The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value divided into nine classes, designated Class A, Class B, Class C, Class L, Class M, Class Q, Class R, Class X and Class Z. Class Q will commence on October 31, 2011. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended August 31, 2011:
Shares sold	2,608,973	$38,089,563
Shares issued in reinvestment of dividends	111,558	1,543,906
Shares reacquired	(8,710,961)	(128,353,516)

Net increase (decrease) in shares outstanding before conversion	(5,990,430)	(88,720,047)
Shares issued upon conversion from Class B, Class M and Class X	527,514	7,693,339
Shares reacquired upon conversion into Class Z	(200,857)	(3,047,036)

Net increase (decrease) in shares outstanding	(5,663,773)	$(84,073,744)

Year ended August 31, 2010:
Shares sold	5,103,886	$66,610,153
Shares issued in reinvestment of dividends	130,411	1,661,453
Shares reacquired	(9,916,864)	(128,623,050)

Net increase (decrease) in shares outstanding before conversion	(4,682,567)	(60,351,444)
Shares issued upon conversion from Class B, Class M and Class X	517,151	6,667,403

Net increase (decrease) in shares outstanding	(4,165,416)	$(53,684,041)

Class B
Year ended August 31, 2011:
Shares sold	138,669	$2,008,882
Shares reacquired	(304,742)	(4,361,949)

Net increase (decrease) in shares outstanding before conversion	(166,073)	(2,353,067)
Shares reacquired upon conversion into Class A	(459,707)	(6,566,881)

Net increase (decrease) in shares outstanding	(625,780)	$(8,919,948)

Year ended August 31, 2010:
Shares sold	206,481	$2,662,822
Shares issued in reinvestment of dividends	20	245
Shares reacquired	(497,284)	(6,382,717)

Net increase (decrease) in shares outstanding before conversion	(290,783)	(3,719,650)
Shares reacquired upon conversion into Class A	(417,502)	(5,285,329)

Net increase (decrease) in shares outstanding	(708,285)	$(9,004,979)

Prudential Jennison Value Fund	33

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended August 31, 2011:
Shares sold	344,134	$5,157,069
Shares reacquired	(653,414)	(9,537,960)

Net increase (decrease) in shares outstanding before conversion	(309,280)	(4,380,891)
Shares reacquired upon conversion into Class Z	(3,996)	(52,190)

Net increase (decrease) in shares outstanding	(313,276)	$(4,433,081)

Year ended August 31, 2010:
Shares sold	475,103	$6,132,360
Shares issued in reinvestment of dividends	18	225
Shares reacquired	(542,990)	(6,959,009)

Net increase (decrease) in shares outstanding	(67,869)	$(826,424)

Class L
Year ended August 31, 2011:
Shares sold	130	$1,809
Shares issued in reinvestment of dividends	85	1,175
Shares reacquired	(32,036)	(456,760)

Net increase (decrease) in shares outstanding	(31,821)	$(453,776)

Year ended August 31, 2010:
Shares sold	2,656	$33,432
Shares issued in reinvestment of dividends	165	2,095
Shares reacquired	(30,480)	(391,405)

Net increase (decrease) in shares outstanding	(27,659)	$(355,878)

Class M
Year ended August 31, 2011:
Shares issued in reinvestment of dividends	235	$3,229
Shares reacquired	(12,354)	(181,647)

Net increase (decrease) in shares outstanding before conversion	(12,119)	(178,418)
Shares reacquired upon conversion into Class A	(61,981)	(921,979)

Net increase (decrease) in shares outstanding	(74,100)	$(1,100,397)

Year ended August 31, 2010:
Shares sold	1,515	$18,997
Shares issued in reinvestment of dividends	370	4,678
Shares reacquired	(35,493)	(453,370)

Net increase (decrease) in shares outstanding before conversion	(33,608)	(429,695)
Shares reacquired upon conversion into Class A	(83,363)	(1,090,110)

Net increase (decrease) in shares outstanding	(116,971)	$(1,519,805)

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Class R	Shares	Amount
Year ended August 31, 2011:
Shares sold	298,713	$4,398,907
Shares issued in reinvestment of dividends	575	7,949
Shares reacquired	(334,951)	(4,913,445)

Net increase (decrease) in shares outstanding	(35,663)	$(506,589)

Year ended August 31, 2010:
Shares sold	540,389	$7,153,607
Shares issued in reinvestment of dividends	592	7,535
Shares reacquired	(237,258)	(3,062,817)

Net increase (decrease) in shares outstanding	303,723	$4,098,325

Class X
Year ended August 31, 2011:
Shares issued in reinvestment of dividends	117	$1,612
Shares reacquired	(10,076)	(147,292)

Net increase (decrease) in shares outstanding before conversion	(9,959)	(145,680)
Shares reacquired upon conversion into Class A	(14,312)	(204,479)

Net increase (decrease) in shares outstanding	(24,271)	$(350,159)

Year ended August 31, 2010:
Shares sold	1,998	$26,707
Shares issued in reinvestment of dividends	258	3,270
Shares reacquired	(21,883)	(278,260)

Net increase (decrease) in shares outstanding before conversion	(19,627)	(248,283)
Shares reacquired upon conversion into Class A	(22,386)	(291,964)

Net increase (decrease) in shares outstanding	(42,013)	$(540,247)

Class Z
Year ended August 31, 2011:
Shares sold	14,853,170	$210,628,855
Shares issued in reinvestment of dividends	46,952	649,820
Shares reacquired	(14,195,598)	(212,098,764)

Net increase (decrease) in shares outstanding before conversion	704,524	(820,089)
Shares issued upon conversion from Class A and Class C	204,504	3,099,226

Net increase (decrease) in shares outstanding	909,028	$2,279,137

Year ended August 31, 2010:
Shares sold	26,515,157	$340,422,504
Shares issued in reinvestment of dividends	35,632	453,947
Shares reacquired	(9,352,597)	(120,792,193)

Net increase (decrease) in shares outstanding	17,198,192	$220,084,258

Prudential Jennison Value Fund	35

Notes to Financial Statements

continued

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Funds had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of 0.15% of the unused portion. Interest on any borrowings under these SCA’s is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the line of credit during the year ended August 31, 2011. The average daily balance for the 8 days that the Fund had loans outstanding during the year was approximately $1,458,000, borrowed at a weighted average interest rate of 1.44%. At August 31, 2011, the Fund did not have an outstanding loan amount.

Note 8. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure

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about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Note 9. Subsequent Event

Class Q shares are scheduled to commence offering on October 31, 2011. These shares will be available only to limited group of investors.

Prudential Jennison Value Fund	37

Financial Highlights

Class A Shares
	Year Ended August 31,				Ten-Month Period Ended August 31,		Year Ended October 31,
	2011(a)	2010(a)	2009(a)	2008(a)	2007(a)(c)		2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.27	$11.67	$16.55	$21.81	$22.49		$19.77
Income (loss) from investment operations:
Net investment income	.05	.05	.07	.15	.16		.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.73	.59	(3.87)	(2.01)	1.61		3.56
Total from investment operations	1.78	.64	(3.80)	(1.86)	1.77		3.78
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.04)	(.12)	(.20)	(.19)		(.14)
Distributions from net realized gains	-	-	(.96)	(3.20)	(2.26)		(.92)
Total dividends and distributions	(.04)	(.04)	(1.08)	(3.40)	(2.45)		(1.06)
Net asset value, end of period	$14.01	$12.27	$11.67	$16.55	$21.81		$22.49
Total Return(b):	14.48%	5.44%	(20.76)%	(9.95)%	8.66%		19.85%

Ratios/Supplemental Data:
Net assets, end of period (000)	$541,305	$543,424	$565,420	$819,162	$1,010,160		$946,315
Average net assets (000)	$614,287	$608,797	$518,332	$910,313	$1,028,798		$872,078
Ratios to average net assets(g):
Expenses, including distribution and service (12b-1) fees	1.04%	1.07%	1.14%	1.00% (d)	.95%	(d)(e)	.98% (d)
Expenses, excluding distribution and service (12b-1) fees	.74%	.77%	.84%	.73%	.70%	(e)	.73%
Net investment income	.33%	.36%	.68%	.83%	.90%	(e)	1.05%
For Class A, B, C, L, M, R, X and Z shares:
Portfolio turnover rate	56%	56%	60%	51%	55%	(f)	49%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(d) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through February 29, 2008.

(e) Annualized.

(f) Not annualized.

(g) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

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Class B Shares
	Year Ended August 31,					Ten-Month Period Ended August 31,		Year Ended October 31,
	2011(a)	2010(a)		2009(a)	2008(a)	2007(a)(b)		2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.07	$11.52		$16.28	$21.52	$22.18		$19.52
Income (loss) from investment operations:
Net investment income (loss)	(.05)	(.04)		- (f)	.02	.03		.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.70	.59		(3.79)	(2.00)	1.60		3.51
Total from investment operations	1.65	.55		(3.79)	(1.98)	1.63		3.58
Less Dividends and Distributions:
Dividends from net investment income	-	-	(f)	(.01)	(.06)	(.03)		-
Distributions from net realized gains	-	-		(.96)	(3.20)	(2.26)		(.92)
Total dividends and distributions	-	-	(f)	(.97)	(3.26)	(2.29)		(.92)
Net asset value, end of period	$13.72	$12.07		$11.52	$16.28	$21.52		$22.18
Total Return(c):	13.67%	4.78%		(21.28)%	(10.65)%	8.02%		18.96%

Ratios/Supplemental Data:
Net assets, end of period (000)	$18,493	$23,813		$30,905	$65,520	$112,108		$105,824
Average net assets (000)	$23,534	$29,060		$33,718	$87,249	$112,785		$112,070
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.74%	1.77%		1.84%	1.73%	1.70%	(d)	1.73%
Expenses, excluding distribution and service (12b-1) fees	.74%	.77%		.84%	.73%	.70%	(d)	.73%
Net investment income (loss)	(.36)%	(.33)%		- (g)	.11%	.15%	(d)	.32%

(a) Calculated based on average shares outstanding during the period.

(b) The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Annualized.

(e) Does not include expenses of the underlying portfolio in which the Fund invests.

(f) Less than $.005 per share.

(g) Less than .005%.

See Notes to Financial Statements.

Prudential Jennison Value Fund	39

Financial Highlights

continued

Class C Shares
	Year Ended August 31,					Ten-Month Period Ended August 31,		Year Ended October 31,
	2011(a)	2010(a)		2009(a)	2008(a)	2007(a)(b)		2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.06	$11.52		$16.29	$21.52	$22.19		$19.52
Income (loss) from investment operations:
Net investment income (loss)	(.05)	(.04)		- (f)	.02	.02		.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.71	.58		(3.80)	(1.99)	1.60		3.53
Total from investment operations	1.66	.54		(3.80)	(1.97)	1.62		3.59
Less Dividends and Distributions:
Dividends from net investment income	-	-	(f)	(.01)	(.06)	(.03)		-
Distributions from net realized gains	-	-		(.96)	(3.20)	(2.26)		(.92)
Total dividends and distributions	-	-	(f)	(.97)	(3.26)	(2.29)		(.92)
Net asset value, end of period	$13.72	$12.06		$11.52	$16.29	$21.52		$22.19
Total Return(c):	13.76%	4.69%		(21.33)%	(10.61)%	7.98%		18.95%

Ratios/Supplemental Data:
Net assets, end of period (000)	$28,355	$28,713		$28,205	$45,882	$64,731		$32,189
Average net assets (000)	$32,039	$31,259		$27,260	$55,511	$52,776		$24,812
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.74%	1.77%		1.84%	1.73%	1.70%	(d)	1.73%
Expenses, excluding distribution and service (12b-1) fees	.74%	.77%		.84%	.73%	.70%	(d)	.73%
Net investment income (loss)	(.37)%	(.33)%		(.02)%	.10%	.11%	(d)	.29%

(a) Calculated based on average shares outstanding during the period.

(b) The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Annualized.

(e) Does not include expenses of the underlying portfolio in which the Fund invests.

(f) Less than $.005 per share.

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Class L Shares
	Year Ended August 31,				March 16, 2007(a) through August 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.23	$11.63	$16.48	$21.74	$20.65
Income (loss) from investment operations:
Net investment income	.02	.02	.05	.11	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.72	.59	(3.85)	(2.01)	1.04
Total from investment operations	1.74	.61	(3.80)	(1.90)	1.09
Less Dividends and Distributions:
Dividends from net investment income	(.01)	(.01)	(.09)	(.16)	-
Distributions from net realized gains	-	-	(.96)	(3.20)	-
Total dividends and distributions	(.01)	(.01)	(1.05)	(3.36)	-
Net asset value, end of period	$13.96	$12.23	$11.63	$16.48	$21.74
Total Return(d):	14.23%	5.28%	(20.97)%	(10.17)%	5.28%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,326	$1,550	$1,796	$2,896	$5,299
Average net assets (000)	$1,529	$1,816	$1,707	$4,100	$3,274
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees	1.24%	1.27%	1.34%	1.23%	1.20%	(e)
Expenses, excluding distribution and service (12b-1) fees	.74%	.77%	.84%	.73%	.70%	(e)
Net investment income	.14%	.16%	.48%	.61%	.51%	(e)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(e) Annualized.

(f) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Value Fund	41

Financial Highlights

continued

Class M Shares
	Year Ended August 31,				March 16, 2007(a) through August 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.20	$11.58	$16.30	$21.53	$20.49
Income (loss) from investment operations:
Net investment income	.06	.05	.03	.02	-	(e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.71	.59	(3.78)	(1.99)	1.04
Total from investment operations	1.77	.64	(3.75)	(1.97)	1.04
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.03)	(.01)	(.06)	-
Distributions from net realized gains	-	-	(.96)	(3.20)	-
Total dividends and distributions	(.04)	(.03)	(.97)	(3.26)	-
Capital Contributions:	- (e)	.01	- (e)	-	-
Net asset value, end of period	$13.93	$12.20	$11.58	$16.30	$21.53
Total Return(d):	14.54%	5.58%	(20.98)%	(10.59)%	5.08%

Ratios/Supplemental Data:
Net assets, end of period (000)	$322	$1,186	$2,480	$5,898	$15,256
Average net assets (000)	$844	$1,977	$3,046	$9,964	$9,920
Ratios to average net assets(g):
Expenses, including distribution and service (12b-1) fees	.99%	1.02%	1.52%	1.73%	1.70%	(f)
Expenses, excluding distribution and service (12b-1) fees	.74%	.77%	.84%	.73%	.70%	(f)
Net investment income	.40%	.39%	.31%	.11%	.01%	(f)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(e) Less than $.005 per share.

(f) Annualized.

(g) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

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Class R Shares
	Year Ended August 31,				Ten-Month Period Ended August 31,		Year Ended October 31,
	2011(a)	2010(a)	2009(a)	2008(a)	2007(a)(b)		2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.24	$11.64	$16.49	$21.75	$22.39		$19.74
Income (loss) from investment operations:
Net investment income	.02	.02	.05	.11	.05		.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.73	.59	(3.85)	(2.01)	1.69		3.53
Total from investment operations	1.75	.61	(3.80)	(1.90)	1.74		3.66
Less Dividends and Distributions:
Dividends from net investment income	(.01)	(.01)	(.09)	(.16)	(.12)		(.09)
Distributions from net realized gains	-	-	(.96)	(3.20)	(2.26)		(.92)
Total dividends and distributions	(.01)	(.01)	(1.05)	(3.36)	(2.38)		(1.01)
Net asset value, end of period	$13.98	$12.24	$11.64	$16.49	$21.75		$22.39
Total Return(c):	14.30%	5.27%	(20.95)%	(10.16)%	8.44%		19.21%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10,446	$9,583	$5,582	$4,796	$1,858		$64
Average net assets (000)	$11,461	$8,448	$4,424	$3,557	$685		$21
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees(d)	1.24%	1.27%	1.34%	1.23%	1.20%	(e)	1.23%
Expenses, excluding distribution and service (12b-1) fees	.74%	.77%	.84%	.73%	.70%	(e)	.73%
Net investment income	.13%	.18%	.47%	.60%	.62%	(e)	.61%

(a) Calculated based on average shares outstanding during the period.

(b) The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(e) Annualized.

(f) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Value Fund	43

Financial Highlights

continued

Class X Shares
	Year Ended August 31,				March 16, 2007(a) through August 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)(c)(g)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.22	$11.62	$16.37	$21.52	$20.49
Income (loss) from investment operations:
Net investment income	.06	.05	.08	.15	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.72	.58	(3.81)	(1.99)	1.03
Total from investment operations	1.78	.63	(3.73)	(1.84)	1.10
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.04)	(.09)	(.15)	(.09)
Distributions from net realized gains	-	-	(.96)	(3.20)	-
Total dividends and distributions	(.04)	(.04)	(1.05)	(3.35)	(.09)
Capital Contributions:	- (h)	.01	.03	.04	.02
Net asset value, end of period	$13.96	$12.22	$11.62	$16.37	$21.52
Total Return(d):	14.60%	5.51%	(20.42)%	(9.67)%	5.47%

Ratios/Supplemental Data:
Net assets, end of period (000)	$314	$572	$1,032	$2,117	$3,749
Average net assets (000)	$505	$909	$1,175	$2,927	$2,334
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees	.99%	1.02%	1.09%	1.02%	1.01%	(e)
Expenses, excluding distribution and service (12b-1) fees	.74%	.77%	.84%	.73%	.70%	(e)
Net investment income	.39%	.40%	.80%	.82%	.71%	(e)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(e) Annualized.

(f) Does not include expenses of the underlying portfolio in which the Fund invests.

(g) Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of the regulatory limits.

(h) Less than $.005 per share.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended August 31,				Ten-Month Period Ended August 31,		Year Ended October 31,
	2011(a)	2010(a)	2009(a)	2008(a)	2007(a)(c)		2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.30	$11.69	$16.61	$21.88	$22.56		$19.83
Income (loss) from investment operations:
Net investment income	.09	.09	.10	.20	.23		.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.74	.59	(3.89)	(2.02)	1.60		3.57
Total from investment operations	1.83	.68	(3.79)	(1.82)	1.83		3.84
Less Dividends and Distributions:
Dividends from net investment income	(.08)	(.07)	(.17)	(.25)	(.25)		(.19)
Distributions from net realized gains	-	-	(.96)	(3.20)	(2.26)		(.92)
Total dividends and distributions	(.08)	(.07)	(1.13)	(3.45)	(2.51)		(1.11)
Net asset value, end of period	$14.05	$12.30	$11.69	$16.61	$21.88		$22.56
Total Return(b):	14.86%	5.78%	(20.54)%	(9.72)%	8.91%		20.15%

Ratios/Supplemental Data:
Net assets, end of period (000)	$359,107	$303,166	$87,194	$109,533	$104,793		$92,267
Average net assets (000)	$403,570	$259,824	$80,680	$104,223	$105,962		$65,638
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	.74%	.77%	.84%	.73%	.70%	(d)	.73%
Expenses, excluding distribution and service (12b-1) fees	.74%	.77%	.84%	.73%	.70%	(d)	.73%
Net investment income	.64%	.69%	.98%	1.11%	1.16%	(d)	1.28%

(a) Calculated based on average shares outstanding during the period.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(d) Annualized.

(e) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Value Fund	45

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 7:

We have audited the accompanying statement of assets and liabilities of the Prudential Jennison Value Fund of Prudential Investment Portfolios 7 (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period ended August 31, 2011, the ten-month period ended August 31, 2007 and the year ended October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period ended August 31, 2011, the ten-month period ended August 31, 2007 and the year ended October 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 20, 2011

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s fiscal year end (August 31, 2011) as to the federal income tax status of dividends paid by the Fund during such fiscal year. We are advising you that during its fiscal year ended August 31, 2011, the Fund paid ordinary income dividends of $0.037 per share for Class A, $0.010 per share for Classes L and R, $0.044 per share for Classes M and X and $0.077 per share for Class Z, which are taxable as such.

For the fiscal year ended August 31, 2011 the Fund designates the maximum amount allowable, under Section 854 of the Internal Revenue Code, of the ordinary income distributions paid as: 1) qualified dividend income (QDI); and 2) eligible for the corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Value Fund	100%	100%

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the Federal tax status of the distributions received by you in calendar year 2011.

Prudential Jennison Value Fund	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Prudential Jennison Value Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; President, Chief Executive Officer (since May 2011) and Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; President, COO, CEO and Manager of PIFM Holdco, LLC (since April 2006); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year that each individual joined the Funds’ Board is as follows:

Linda. W. Bynoe, 2005; Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003: Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Prudential Jennison Value Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an Officer of the Funds is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Richard W. Kinville, 2011.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Jennison Value Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc (“Lipper”), an independent provider of mutual fund data. To the extent that PI deems appropriate, and for reasons addressed in detail with the Board, PI may provide supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees,

[1]	Prudential Jennison Value Fund is a series of Prudential Investment Portfolios 7.

Prudential Jennison Value Fund

Approval of Advisory Agreements (continued)

and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information

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pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Large-Cap Value Funds Performance Universe)2 was in the first quartile for the three- and 10-year periods, in the second quartile for the five-year period, and in the third quartile for the one-year period. The Board further noted that the Fund outperformed its benchmark index for the three-, five-, and 10-year periods, though it underperformed its benchmark index for the one-year period. The Board concluded that, in light of the Fund’s competitive performance over longer time periods, it would be in the interest of the Fund and its shareholders to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s second quartile. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital

[2]

The Fund was compared to the Lipper Large-Cap Value Funds Performance Universe, although Lipper classifies the Fund in the Multi-Cap Core Funds Performance Universe. The Fund was compared to the Lipper Large-Cap Value Funds Performance Universe because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Prudential Jennison Value Fund

Approval of Advisory Agreements (continued)

structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Value Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings as of the end of each calendar month is also available on the Fund’s website no sooner than approximately three business days prior to the end of the following month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON VALUE FUND
SHARE CLASS	A	B	C	L	M	R	X	Z
NASDAQ	PBEAX	PBQIX	PEICX	N/A	N/A	JDVRX	N/A	PEIZX
CUSIP	74440N102	74440N201	74440N300	74440N409	74440N508	74440N607	74440N706	74440N805

MF131E    0211198-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment
Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2011 and August 31, 2010, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,000 and $21,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2011 and 2010. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2011 and 2010 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 7

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date:	October 19, 2011

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	October 19, 2011